UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 9, 2014

COMM 2014-UBS6 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

UBS Real Estate Securities Inc.
German American Capital Corporation
Jefferies LoanCore LLC
Cantor Commercial Real Estate Lending, L.P.
KeyBank National Association
Pillar Funding LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-13	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    OTHER EVENTS

On December 9, 2014, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance, pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor, of COMM 2014-UBS6 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).  The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class A-M, Class B, Class PEZ and Class C Certificates (collectively, the “Publicly Offered Certificates”) were sold to Deutsche Bank Securities Inc. (“DBSI”), UBS Securities LLC (“UBS”), Cantor Fitzgerald & Co. (“CF&Co.”), Jefferies LLC (“Jefferies”), KeyBanc Capital Markets Inc. (“KCM”) and Guggenheim Securities, LLC (“Guggenheim”), as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to the Underwriting Agreement, dated as of November 25, 2014, between the Registrant, German American Capital Corporation and the Underwriters.

On December 9, 2014, the Class X-B, Class X-C, Class X-D, Class X-E, Class D, Class E, Class F, Class G, Class H, Class V, Class R and Class LR Certificates (collectively, the “Privately Offered Certificates”) were sold to DBSI, UBS, CF&Co. and Jefferies, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to the Certificate Purchase Agreement, dated as of November 25, 2014, between the Registrant, German American Capital Corporation and the Initial Purchasers.  The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Privately Offered Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2014-UBS6 Mortgage Trust, a common law trust fund formed on December 9, 2014 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets are 89 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 267 commercial, multifamily and manufactured housing community properties.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from UBS Real Estate Securities Inc., German American Capital Corporation, Jefferies LoanCore LLC, Cantor Commercial Real Estate Lending, L.P., KeyBank National Association and Pillar Funding LLC.  The net proceeds to the Registrant of the offering of the Certificates, after deducting expenses payable by the Registrant in connection with the issuance and distribution of the Certificates of $6,195,235 were approximately $1,306,816,615.  Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, $0 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $6,195,235 were other expenses.  All of the foregoing expense amounts are the Registrant's reasonable estimates of such expenses.  No underwriting discounts and commissions or finder's fees were paid by the Registrant.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

5.1	Legality Opinion of Sidley Austin LLP, dated December 9, 2014.

8.1	Tax Opinion of Sidley Austin LLP, dated December 9, 2014 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

	By:	/s/ Helaine Kaplan_
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger_
Name: Natalie Grainger
Title: Vice President

Date: December 9, 2014

EXHIBIT INDEX

Exhibit Number	Description

5.1	Legality Opinion of Sidley Austin LLP, dated December 9, 2014.

8.1	Tax Opinion of Sidley Austin LLP, dated December 9, 2014 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).